UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 1, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

        Massachusetts                  1-4347                  06-0513860
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition.

In a press release dated November 1, 2007, Rogers Corporation (the "Registrant" or "Rogers") announced its final third quarter 2007 results. The Registrant's press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 2.05    Costs Associated with Exit or Disposal Activities.

In a press release dated August 6, 2007 and filed as an exhibit to its Current Report on Form 8-K filed on August 6, 2007, the Registrant concluded that it would take restructuring charges of $12.9 million or $8.0 million net of taxes. Of the $12.9 million, approximately $7.1 million is attributable to the Durel division of the Custom Electrical Components reportable segment and approximately $2.7 million is related to the Flexible Circuit Materials portion of the Printed Circuit Materials reporting segment. The remainder of the charges of approximately $3.1 million primarily relates to severance associated with the company-wide work force reductions.

In connection with restructuring charges, the Registrant recorded additional pretax restructuring charges in the third quarter of approximately $1.7 million. These restructuring charges were substantially offset by the sale of inventory previously reserved related to EL lamps and flexible circuit materials, resulting in a net unfavorable pretax impact in the quarter of approximately $0.5 million, or $0.02 per diluted share. The Registrant also expects to incur additional charges of approximately $1.5 million in total over the next two quarters.

A copy of the press release issued by the Registrant on November 1, 2007 announcing the amount of the third quarter restructuring charges is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1 Press release, dated November 1, 2007, issued by Rogers Corporation (filed herewith pursuant to Item 2.05 and furnished herewith pursuant to Item 2.02)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ROGERS CORPORATION


                                               By: /s/ Dennis M. Loughran
                                                  ------------------------------
                                                  Dennis M. Loughran
                                                  Vice President, Finance and
                                                   Chief Financial Officer

Date:  November 1, 2007